Rochdale Investment Trust

Rochdale Large Growth Portfolio	Rochdale Atlas Portfolio
Rochdale Large Value Portfolio	Rochdale Dividend & Income Portfolio
Rochdale Mid/Small Growth Portfolio	Rochdale Intermediate Fixed Income Portfolio
Rochdale Mid/Small Value Portfolio	Rochdale Darwin Portfolio

Supplement Dated November 9, 2005
to
Statement of Additional Information dated April 30, 2005

Since the inception of the Trust in 1986, Rochdale Investment Management (“Rochdale” or the “Advisor”) has served as the investment manager for each of the Trust’s separate investment portfolios (“Portfolios”). Officers and employees of the Advisor and it affiliates, including Rochdale Corporation and RIM Securities LLC (“Rochdale Companies”) have served as executive officers and portfolio managers of the Trust throughout this period.

Effective on July 12, 2005 (“Closing Date”), members of the Advisor’s management team acquired indirect equity interests in Rochdale. This restructuring did not result in any change in the services provided to the Trust or the Portfolios, the investment advisory or management team that provide them or the actual control of the Advisor’s operations or management. Following the restructuring, Mr. Carl Acebes and Mr. Garrett D’Alessandro may be deemed to hold indirect controlling interests in the Advisor.

Notwithstanding the continuity of management and control within Rochdale contemplated under the restructuring plan, under the Investment Company Act of 1940 (the “1940 Act”), as amended, the restructuring could have been viewed as a constructive “assignment” by Rochdale of its investment advisory agreement with the Trust. Under the 1940 Act, such an assignment would result in automatic termination of that advisory agreement. As a result, the Trust’s Board of Trustees approved a new investment advisory agreement (“Current Agreement”) to replace the contract pursuant to which Rochdale previously served as the Trust’s investment adviser (“Prior Contract”).

The Current Agreement was approved by shareholders of the Trust and implemented on August 11, 2005. The Current Agreement is, in all material respects, the same as the Prior Contract, save for those terms that relate to contract duration. The fees and expenses associated with your investment in the Trust have not changed under the Current Agreement.

* * *

Effective September 14, 2005, Edmund Towers replaces Ms. Jane Molbert as Treasurer of the Trust. Mr. Towers joined Rochdale Management LLC as Chief Financial Officer in July 2005. Prior to such time, and since December 1986, Mr. Towers served as Chief Financial Officer and Senior Vice President of Daiwa Securities America Inc.

The following is inserted into the Trustees and Executive Officer’s table of the Trust’s Statement of Additional Information located on page 26-27.

Edmund Towers 570 Lexington Avenue New York, NY 10022 Born: 12/20/1957	Treasurer	Since 2005	Chief Financial Officer, Rochdale Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	None

The following replaces the section of the Trust’s Statement of Additional Information relating to the Trust’s Board Committees located on page 27.

The Board of Trustees has established two standing committees, an Audit Committee and a Pricing Committee as described below. The Board has not established a standing nominating committee, but has committed responsibility for the nomination of candidates for election to the Board to the Independent Trustees at this time.

Audit Committee . The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  During the fiscal year ended December 31, 2004, the Audit Committee met twice. All of the Independent Trustees are members of the Audit Committee.

Pricing Committee. The Board has established a Pricing Committee that is responsible for implementing board approved procedures for valuing portfolio securities and calculating the net asset value of the Trust’s portfolios. The members of the Pricing Committee, which reports directly to the Board are appointed by the Board. They are Audrey Kaplan, David Abella, Edmund Towers and Kurt Hawkesworth. Additionally, an officer of the Trust's Administrator assists the pricing Committee on an ex-officio basis.

* * *

The following replaces the information related to Advisory Fees located on page 33.

For the fiscal periods ended December 31, 2002, 2003 and 2004, the Advisor was paid the following advisory fees for the Portfolios:

	Fiscal Year Ended 12/31/02	Fiscal Year Ended 12/31/03	Fiscal Year Ended 12/31/04

Large Growth Portfolio (1)	$63,407	$77,672	$98,906
Expenses Waived and Reimbursed	$0	-$4,598	-$8,421

Large Value Portfolio (1)	$66,003	$89,189	$118,464
Expenses Waived and Reimbursed	$0	$0	$0

Mid/Small Growth Portfolio (1)	$62,683	$84,738	$109,499
Expenses Waived and Reimbursed	$0	$0	$0

Mid/Small Value Portfolio (1)	$61,510	$86,519	$116,436
Expenses Waived and Reimbursed	$0	$0	$0

Atlas Portfolio (2)	$358,629	$300,774	$438,395
Expenses Waived and Reimbursed	$0	$0	0

Dividend & Income Portfolio (3)	$75,339	$38,643	$119,071
Expenses Waived and Reimbursed	-$29,596	-$44,015	-$11,927

Intermediate Fixed Income Portfolio (1)	$95,755	$146,767	$102,031
Expenses Waived and Reimbursed	-$42,225	-$6,061	-$60,425

Darwin Portfolio (4)	N/A	N/A	$26
Expenses Waived and Reimbursed	N/A	N/A	-$ 314

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(1) The Portfolio commenced operations on December 31, 1999.
(2) The Portfolio commenced operations on October 2, 1998.
(3) The Portfolio commenced operations on June 1, 1999.
(4) The Portfolio commenced operations on December 31, 2004.

Please retain this supplement with your Statement of Additional Information.